U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 24, 2005

                          AMERICHIP INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

           Nevada                      000-33127                98-0339467
 -------------------------       ----------------------       ---------------
 (State or jurisdiction of      (Commission File Number)     (I.R.S. Employer
incorporation or organization)                              Identification No.)


    9282 GENERAL DRIVE, SUITE 100, PLYMOUTH, MI                   48170
    -------------------------------------------                   -----
    (Address of principal executive offices)                    (Zip Code)

 Registrant's telephone number, including area code:   (313) 341-1663
                                                       --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On June 24, 2005, we announced that we plan to enter into a license agreement with KSI Machine & Engineering, Inc. ("KSI") for the use of our Laser Assisted Chip Control technology. Our laser and robot delivered to the KSI facility is now operational. KSI and AmeriChip International, Inc. are also negotiating a joint venture relationship, from which we will generate revenues from the application of its proprietary technology in a Tier One environment.

      A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits Furnished.

99.1        Press Release, dated June 24, 2005.


None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          By:  /s/ Marc Walther
                                          ------------------------------------
                                          Marc Walther
                                          President and Chief Executive Officer
                                          AMERICHIP INTERNATIONAL INC.


Date: June 28, 2005